UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 28, 2006

FNB United Corp.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-13823	56-1456589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Sunset Avenue, Asheboro, North Carolina	27203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (336) 626-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Amendment No. 1 to Current Report on Form 8-K is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by FNB United Corp. on April 28, 2006, in connection with its acquisition of Integrity Financial Corporation. This Amendment No. 1 provides the historical financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and pro forma financial information were not included in the Current Report on form 8-K filed on April 28, 2006. The remainder of the information contained in the Current Report on Form 8-K filed on April 28, 2006 is not hereby amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The required financial statements of Integrity Financial Corporation as of and for the fiscal year ended December 31, 2005 are attached hereto as Exhibit 99.2.

(b)	Pro forma financial information.

The required pro forma financial information as of and for the fiscal year ended December 31, 2005 is attached hereto as Exhibit 99.3.

(d)	Exhibits.

The following exhibits are filed herewith:

2.1	Agreement and Plan of Merger dated as of September 18, 2005 by and between FNB Corp. and Integrity Financial Corporation, incorporated herein by reference to Exhibit 2.11 to the Form 10-Q Quarterly Report of FNB Corp. for the period ended September 30, 2005.

23.1	Consent of Dixon Hughes PLLC.

99.1	Press release dated April 28, 2006 announcing the closing of the merger of Integrity Financial Corporation with and into FNB Corp.*

99.2	Audited consolidated financial statements of Integrity Financial Corporation as of and for the year ended December 31, 2005.

99.3	Unaudited condensed combined pro forma financial statements of FNB United Corp. (formerly FNB Corp.) as of and for the year ended December 31, 2005.

*	Previously filed.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of FNB’s goals and expectations regarding earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or including the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of FNB’s management and are subject to significant risks and uncertainties that are subject to change based on various factors, many of which are beyond FNB’s control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB UNITED CORP.

Date: August 1, 2006	By	/s/ Jerry A. Little
Jerry A. Little
Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of September 18, 2005 by and between FNB Corp. and Integrity Financial Corporation, incorporated herein by reference to Exhibit 2.11 to the Form 10-Q Quarterly Report of FNB Corp. for the period ended September 30, 2005.

23.1	Consent of Dixon Hughes PLLC.

99.1	Press release dated April 28, 2006.*

99.2	Audited consolidated financial statements of Integrity Financial Corporation as of and for the year ended December 31, 2005.

99.3	Unaudited condensed combined pro forma financial statements of FNB United Corp. (formerly FNB Corp.) as of and for the year ended December 31, 2005.

*	Previously filed.